UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

Xperi Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41486	83-4470363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2190 Gold Street
San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 519-9100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2024, the board of directors (the “Board”) of Xperi Inc. (the “Company”) approved an increase in the size of the Board from five (5) directors to seven (7) directors and elected Jeremi A. Gorman and Roderick K. Randall as members of the Board. Ms. Gorman was appointed to the Nominating and Corporate Governance Committee of the Board and Mr. Randall was appointed to the Compensation Committee of the Board at such time.

There is no arrangement or understanding between Ms. Gorman and Mr. Randall and any other person pursuant to which they were selected as directors of the Company, and there is no family relationship between each of Ms. Gorman and Mr. Randall and any of the Company’s other directors or executive officers. There are no transactions between the Company and each of Ms. Gorman and Mr. Randall that are subject to disclosure under Item 404(a) of Regulation S-K.

The Board has determined that Ms. Gorman and Mr. Randall are each an “independent director” for purposes of the rules and regulations of the New York Stock Exchange and under the Sarbanes-Oxley Act of 2002, as amended. Ms. Gorman and Mr. Randall are each entitled to receive compensation in the same manner as the Company’s other non-employee directors, pursuant to the Company’s director compensation program, as amended from time to time.

Ms. Gorman and Mr. Randall will each enter into the Company’s standard form of indemnification agreement with the Company, which will provide indemnification protection for Ms. Gorman and Mr. Randall in connection with their service as members of the Board.

Item 7.01 Regulation FD Disclosure.

On June 10, 2024, the Company issued a press release announcing the foregoing appointments. The Company’s press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024	Xperi Inc.

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer